UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10041

JNL Investors Series Trust
(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951
(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
(Mailing address)

Steven J. Fredricks
Jackson National Asset Management, LLC
225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (517) 381-5500

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Shareholders.

Annual Report
October 31, 2009

•	JNL® Investors Series Trust

JNL/PPM America Total Return Fund
(formerly, Jackson Perspective Total Return Fund)
PPM America, Inc.
Team Management

Objective:
The investment objective of the JNL/PPM America Total Return Fund (“Fund”) is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Portfolio Manager Commentary:
For the period from December 29, 2008, the inception date of the Fund, through October 31, 2009, the Fund outperformed its benchmark by posting a return of 19.40% compared to 6.15% for the Barclays Capital U.S. Aggregate Bond Index.
Favorable sector allocations were behind the Fund’s strong performance during the period.  In general, the Fund was underweight in higher quality, lower risk bonds and overweight in lower quality, higher risk bonds during a period in which the latter posted strong returns.  The Fund’s performance was also helped by a bulleted maturity structure (i.e. emphasis on 5-10 year bonds) as yields on intermediate maturity Treasuries rose substantially less than yields on 20-30 year Treasuries.  The Fund used futures contracts to hedge interest rate exposure, but the impact on performance during the period was minimal.

During the period, non-U.S. Treasury securities such as corporate bonds, commercial mortgage-backed securities (“CMBS”) and asset-backed securities, experienced strong results compared to Treasuries.  This was a result of programs implemented by the U.S. Federal Reserve (“Fed”) and the U.S. Treasury designed to support capital markets, banks and the economy.  These programs gained traction during the period, resulting in strong demand for non-U.S. Treasury securities in anticipation that the economy would recover in the second half of 2009.  Additionally, the large economic stimulus program passed by the U.S. Government improved the outlook for the economy.  All of these factors influenced many investors to move from a mode of risk aversion in 2008 to a mode of risk taking in 2009.

The Fund’s overweight in investment grade corporate bonds, overweight in CMBS, overweight in high yield bonds, while being underweight U.S. Treasury and federal agency securities, influenced performance the most during the period.  The first three sectors all experienced high returns, especially relative to U.S. Treasury securities.  Within the Fund’s investment grade corporate bond component, the Fund concentrated on holdings of bank and insurance company bonds, both of which have been a beneficiary of programs implemented by the Fed and U.S. Treasury.  The Fund also focused on cyclical companies and BBB rated bonds.  Both types of bonds experienced strong results when investors began to expect an economic recovery and, therefore, invested in riskier bonds.

As an economic recovery became apparent in 2009, investor risk increased, and the Fund added to the already overweight positions in investment grade and high yield corporate bonds with an expectation of further outperformance.

The Fund maintains overweight positions in investment grade corporate bonds, CMBS and high yield corporate bonds, and a corresponding underweight in Treasuries.  These sectors experienced favorable results during the period.  We still expect them to outperform U.S. Treasury securities going forward.  Historically, the recovery of both the economy and the non-U.S. Treasury sectors lasts at least a few years, so PPM America, Inc. believes this part of the market cycle is likely to last much longer.

JNL/PPM America Total Return Fund

Total Return
Since Inception	19.40%
(Inception date December 29, 2008)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

JNL® Investors Series Trust
Schedules of Investments
October 31, 2009

	Shares/Par	Value
JNL/PPM America Total Return Fund
COMMON STOCKS - 0.2%
FINANCIALS - 0.2%
Citigroup Inc.	12,269	$ 50,180

Total Common Stocks (cost $29,149)		50,180

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 13.0%
Banc of America Commercial Mortgage Inc.
REMIC, 5.74%, 02/10/51 (d)	$ 300,000	278,841
Bear Stearns Commercial Mortgage Securities Inc.
REMIC, 5.20%, 12/11/38	300,000	284,972
Greenwich Capital Commercial Funding Corp.
REMIC, 5.44%, 03/10/39	300,000	267,703
John Deere Owner Trust, 5.07%, 04/15/14	300,000	306,829
JPMorgan Chase & Co. Commercial Mortgage Securities
Inc. REMIC, 5.74%, 09/11/42 (d)	300,000	302,031
MBNA Credit Card Master Note Trust, 4.50%, 01/15/13	250,000	256,723
Morgan Stanley Capital I REMIC
5.65%, 06/11/42 (d)	300,000	279,084
5.88%, 06/11/49 (d)	300,000	275,988
Morgan Stanley Re-REMIC Trust REMIC,
5.81%, 04/12/17 (d) (g) (k)	300,000	271,160
Wachovia Bank Commercial Mortgage Trust REMIC
5.74%, 05/15/43 (d)	300,000	304,820
5.77%, 07/15/45 (d)	300,000	289,173

Total Non-U.S. Government Agency Asset-Backed Securities (cost $2,594,531)		3,117,324

CORPORATE BONDS AND NOTES - 55.2%
CONSUMER DISCRETIONARY - 5.3%
Cequel Communications Holdings I LLC,
8.63%, 11/15/17 (g) (k)	102,000	100,552
Comcast Cable Communications Holdings Inc.,
8.38%, 03/15/13	37,000	43,008
D.R. Horton Inc., 6.50%, 04/15/16	125,000	119,375
DirecTV Holdings LLC, 4.75%, 10/01/14 (g) (k)	178,000	181,591
Interpublic Group Cos. Inc., 10.00%, 07/15/17	100,000	107,500
MDC Partners Inc., 11.00%, 11/01/16 (g) (k)	112,000	112,140
Meritage Homes Corp., 6.25%, 03/15/15	100,000	92,250
MGM Mirage Inc., 11.13%, 11/15/17 (g) (k)	100,000	110,000
UPC Holding BV, 9.88%, 04/15/18 (g) (k)	100,000	105,750
Volvo Treasury AB, 5.95%, 04/01/15 (g) (k)	177,000	179,936
Yonkers Racing Corp, 11.38%, 07/15/16 (g) (k)	100,000	104,000
		1,256,102
CONSUMER STAPLES - 3.4%
Altria Group Inc., 9.95%, 11/10/38 (h)	115,000	149,983
Bunge Ltd. Finance Co., 8.50%, 06/15/19 (h)	100,000	116,548
Delhaize Group, 5.88%, 02/01/14	83,000	89,380
Mead Johnson Nutrition Co.
3.50%, 11/01/14 (g) (i) (k)	250,000	250,700
4.90%, 11/01/19 (g) (i) (k)	100,000	99,649
Smithfields Foods Inc., 10.00%, 07/15/14 (g) (k)	100,000	105,000
		811,260
ENERGY - 4.1%
Dolphin Energy Ltd., 5.89%, 06/15/19 (g) (k)	205,000	207,050
Kinder Morgan Energy Partners LP, 9.00%, 02/01/19	100,000	121,914
Petrobras International Finance Co.
5.75%, 01/20/20	173,000	172,481
6.88%, 01/20/40	129,000	128,871
Quicksilver Resources Inc., 9.13%, 08/15/19	100,000	101,249
Ras Laffan Liquefied Natural Gas Co. Ltd. III,
4.50%, 09/30/12 (g) (k)	250,000	258,521
		990,086
FINANCIALS - 21.1%
Allstate Life Global Funding Trust, 5.38%, 04/30/13	100,000	107,366
American Express Travel Related Services Co. Inc.,
5.25%, 11/21/11 (g) (k)	150,000	156,565
American General Finance Corp., 5.85%, 06/01/13	135,000	101,029
AON Corp., 8.21%, 01/01/27	100,000	99,000
Bank of America Corp.
6.50%, 08/01/16	125,000	133,734
6.00%, 09/01/17	165,000	168,459
8.00%, (callable at 100 on 01/30/18) (b)	125,000	112,410
Barclays Bank Plc, 6.75%, 5/22/19	100,000	112,446
Capital One Capital V, 10.25%, 08/15/39	134,000	152,925
Capital One Financial Corp., 7.38%, 05/23/14	100,000	113,498
Chubb Corp., 6.38%, 03/29/67 (d)	100,000	90,750
Citigroup Inc.
5.85%, 07/02/13	200,000	209,627
6.00%, 08/15/17	355,000	357,479
8.50%, 05/22/19	100,000	116,891
Credit Suisse New York, 5.00%, 05/15/13	150,000	160,114
Goldman Sachs Group Inc.
5.25%, 10/15/13	100,000	106,991
6.75%, 10/01/37	100,000	105,326
Hyundai Capital Services Inc., 6.00%, 05/05/15 (g) (k)	100,000	99,549
JPMorgan Chase & Co.,
7.90%, (callable at 100 beginning 04/30/18) (b)	100,000	100,553
Macquarie Group Ltd., 7.30%, 08/01/14 (g) (k)	300,000	325,630
Merrill Lynch & Co. Inc.
6.15%, 04/25/13	200,000	214,391
6.88%, 04/25/18	150,000	161,505
Morgan Stanley, 5.63%, 09/23/19	100,000	100,628
Nationwide Mutual Insurance Co., 9.38%, 08/15/39 (g) (k)	86,000	89,851
New York Life Global Funding, 4.65%, 05/09/13 (g) (k)	200,000	211,421
NiSource Finance Corp., 10.75%, 03/15/16 (h)	106,000	126,255
Pacific Life Insurance Co., 9.25%, 06/15/39 (g) (k)	198,000	220,198
Pricoa Global Funding I, 5.30%, 09/27/13 (g) (k)	155,000	160,875
Prudential Financial Inc., 3.63%, 09/17/12	171,000	173,783
Republic New York Corp., 9.50%, 04/15/14	145,000	170,210
UBS AG Stamford, 5.88%, 07/15/16	102,000	102,493
Universal City Development Partners Ltd.,
10.88%, 11/15/16 (g) (k)	100,000	100,000
WEA Finance LLC, 5.75%, 09/02/15 (g) (k)	200,000	201,072
Wells Fargo & Co.,
7.98%, (callable at 100 beginning 03/15/18) (b)	100,000	93,625
		5,056,649
HEALTH CARE - 0.9%
Express Scripts Inc., 5.25%, 06/15/12	100,000	106,527
HCA Inc., 9.25%, 11/15/16	100,000	104,500
		211,027
INDUSTRIALS - 5.2%
ACCO Brands Corp., 10.63%, 03/15/15 (g) (k)	100,000	107,000
Allied Waste North America Inc.
7.88%, 04/15/13	220,000	226,875
6.88%, 06/01/17	100,000	106,000
American Airlines Pass Through Trust, 10.38%, 07/02/19	179,000	198,243
Delta Air Lines Inc., 9.50%, 09/15/14 (g) (k)	107,000	109,140
Navistar International Corp., 8.25%, 11/01/21	100,000	97,625
Owens Corning, 9.00%, 06/15/19	100,000	108,489
Spirit AeroSystems Inc., 7.50%, 10/01/17 (g) (k)	100,000	99,250
United Air Lines Inc., 10.40%, 11/01/16	116,000	118,320
Wolseley Plc - Private Placement,
5.32%, 11/17/20 (f) (i) (j)	100,000	67,768
		1,238,710
MATERIALS - 9.9%
Allegheny Technologies Inc., 9.38%, 06/01/19	100,000	113,737
Anglo American Capital Plc, 9.38%, 04/08/14 (g) (k)	250,000	291,986
Berry Plastics Holding Corp., 8.25%, 11/15/15 (g) (k)	150,000	147,750
Boise Paper Holdings LLC, 9.00%, 11/01/17 (g) (k)	100,000	101,000
Cargill Inc., 7.35%, 03/06/19 (g) (k)	100,000	116,624
Dow Chemical Co.
4.85%, 08/15/12	250,000	260,276
7.60%, 05/15/14 (h)	150,000	166,659
8.55%, 05/15/19 (h)	125,000	142,703
Holcim Ltd., 6.00%, 12/30/19 (g) (k)	100,000	103,120
Huntsman International LLC, 5.50%, 06/30/16 (g) (k)	140,000	121,100
PE Paper Escrow GmbH, 12.00%, 08/01/14 (g) (k)	100,000	109,500
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19 (h)	152,000	189,115
Teck Resources Ltd., 10.75%, 05/15/19	100,000	116,500
Terra Capital Inc., 7.75%, 11/01/19 (g) (k)	100,000	100,500
Voto-Votorantim Overseas Trading
Operations NV, 6.63%, 09/25/19 (g) (k)	100,000	96,000
Weyerhaeuser Co., 7.38%, 10/01/19	190,000	195,856
		2,372,426
TELECOMMUNICATION SERVICES - 2.9%
CC Holdings GS V LLC, 7.75%, 05/01/17 (g) (k)	100,000	105,000
Frontier Communications Corp., 8.25%, 05/01/14	100,000	102,499
Rogers Wireless Communications Inc., 6.38%, 03/01/14	100,000	110,599
SBA Telecommunications Inc., 8.25%, 08/15/19 (g) (k)	108,000	112,860
Telecom Italia Capital SA, 6.18%, 06/18/14	150,000	162,720
Verizon Wireless Capital LLC, 3.75%, 05/20/11 (g) (k)	100,000	103,374
		697,052
UTILITIES - 2.4%
Abu Dhabi National Energy Co., 4.75%, 09/15/14 (g) (k)	175,000	178,499
CenterPoint Energy Houston Electric LLC,
7.00%, 03/01/14	150,000	169,037
Commonwealth Edison Co., 6.15%, 03/15/12	100,000	108,902
Oncor Electric Delivery Co., 6.80%, 09/01/18	100,000	112,769
		569,207

Total Corporate Bonds and Notes (cost $12,080,219)		13,202,519

GOVERNMENT AND AGENCY OBLIGATIONS - 29.8%
GOVERNMENT SECURITIES - 3.7%
Municipals - 2.2%
New York City Transitional Finance Authority,
5.77%, 08/01/36	150,000	152,700
State of Utah Build America Bond - Series D,
4.55%, 07/01/24	250,000	252,228
University of California Build America Bond,
5.77%, 05/15/43	100,000	104,484
		509,412
Sovereign - 0.4%
Tennessee Valley Authority, 5.25%, 09/15/39	100,000	102,374

U.S. Treasury Securities - 1.1%
U.S. Treasury Bond, 5.25%, 11/15/28	150,000	170,648
U.S. Treasury Note, 3.63%, 08/15/19	89,000	90,711
		261,359
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 26.1%
Federal Home Loan Bank - 6.4%
Federal Home Loan Bank
4.50%, 07/01/24	482,770	502,159
6.50%, 02/01/38	464,679	498,931
4.50%, 06/01/39	529,943	536,327
		1,537,417
Federal National Mortgage Association - 14.2%
Federal National Mortgage Association
5.13%, 01/02/14	150,000	159,956
5.00%, 05/01/24	488,001	514,884
5.50%, 09/01/38	1,689,743	1,780,857
6.00%, 06/01/39	877,493	933,343
		3,389,040
Government National Mortgage Association - 5.5%
Government National Mortgage Association,
5.00%, 11/01/34, TBA (c)	1,273,000	1,322,328

Total Government and Agency Obligations (cost $7,034,077)		7,121,930

SHORT TERM INVESTMENTS - 7.7%
Mutual Funds - 7.7%
JNL Money Market Fund, 0.09% (a) (e)	1,835,284	1,835,284
Total Short Term Investments (cost $1,835,284)		1,835,284

Total Investments - 105.9% (cost $23,573,260)		25,327,237
Other Assets and Liabilities, Net - (5.9%)		(1,404,072)
Total Net Assets - 100%		$ 23,923,165

JNL Money Market Fund
SHORT TERM INVESTMENTS - 100.0%
Certificates of Deposit - 19.7%
Bank of Nova Scotia, 0.33%, 03/04/10	$ 10,000,000	$ 9,999,998
Bank of America Corp.
0.75%, 12/03/09	6,000,000	6,000,000
0.61%, 01/06/10	6,000,000	6,000,000
BNP Paribas
1.05%, 11/02/09	5,000,000	5,000,014
0.33%, 05/04/10	16,000,000	16,001,526
Calyon North America Inc., 0.35%, 04/15/10	5,000,000	5,000,456
Calyon NY
0.83%, 11/10/09	5,000,000	5,000,000
0.41%, 02/26/10 (d)	5,000,000	4,995,576
Canadian Imperial Bank of New York,
0.56%, 05/26/10 (d)	5,000,000	5,000,000
Citibank NA, 0.18%, 12/02/09	10,000,000	10,000,000
DNB Nor Bank ASA
0.67%, 12/09/09	6,000,000	6,000,000
0.27%, 01/15/10	8,000,000	8,000,000
Nordea Bank Finland Plc, 0.28%, 04/07/10	12,000,000	12,000,000
Rabobank Nederland, 0.27%, 01/19/10	12,000,000	12,000,000
Societe Generale NY
0.68%, 11/16/09	5,000,000	5,000,000
0.25%, 01/14/10	8,000,000	8,000,000
Svenska Handelsbanken AB
0.40%, 11/09/09	7,000,000	7,000,078
0.80%, 11/12/09	5,000,000	5,000,000
0.51%, 06/10/10	3,000,000	3,000,144
Toronto-Dominion Bank NY
0.52%, 01/25/10	6,500,000	6,500,612
0.34%, 04/12/10	10,000,000	10,001,795
UBS AG Stamford, 0.57%, 04/21/10	4,000,000	4,000,000
UBS-NY, 0.86%, 03/02/10	7,000,000	7,000,117
		166,500,316
Commercial Paper - 23.5%
CAFCO LLC
0.24%, 11/06/09 (g) (k)	9,600,000	9,599,680
0.25%, 01/21/10 (g) (k)	3,500,000	3,498,031
Chariot Funding LLC
0.17%, 11/17/09 (g) (k)	2,600,000	2,599,804
0.19%, 11/17/09 (g) (k)	2,100,000	2,099,823
0.17%, 11/20/09 (g) (k)	4,000,000	3,999,641
Ciesco LLC, 0.24%, 01/25/10 (g) (k)	14,100,000	14,092,010
Clipper Receivables Co., 0.21%, 11/03/09 (g) (k)	12,200,000	12,199,858
CRC Funding LLC
0.25%, 01/08/10 (g) (k)	8,600,000	8,595,939
0.25%, 01/12/10 (g) (k)	8,600,000	8,595,700
Falcon Asset Securitization Co. LLC,
0.19%, 11/17/09 (g) (k)	11,000,000	10,999,071
General Electric Capital Corp., 0.21%, 01/19/10	20,000,000	19,990,783
HSBC Bank USA, 0.20%, 01/7/10	8,700,000	8,696,762
Jupiter Securitization Corp., 0.19%, 11/16/09 (g) (k)	12,600,000	12,599,003
Kitty Hawk Funding Corp.
0.24%, 11/04/09 (g) (k)	5,900,000	5,899,882
0.17%, 11/09/09 (g) (k)	7,500,000	7,499,717
Merck & Co. Inc., 0.13%, 11/18/09	7,000,000	6,999,570
New York Life Cap, 0.17%, 11/23/09 (g) (k)	7,000,000	6,999,273
Park Avenue Receivables Company LLC,
0.14%, 11/10/09 (g) (k)	13,000,000	12,999,545
Ranger Funding Co. LLC
0.12%, 11/02/09 (g) (k)	3,656,000	3,655,987
0.19%, 11/20/09 (g) (k)	8,000,000	7,999,198
Total S.A., 0.14%, 11/06/09	16,500,000	16,499,679
Westpac Banking Corp., 0.29%, 04/07/10	12,000,000	11,984,823
		198,103,779
Federal Farm Credit Bank - 1.5%
Federal Farm Credit Bank, 2.38%, 04/07/10	12,000,000	12,113,157

Federal Home Loan Bank – 11.1%
Federal Home Loan Bank
0.31%, 12/04/09	5,000,000	4,998,579
0.30%, 01/08/10	15,000,000	14,991,500
3.75%, 01/08/10	5,000,000	5,031,569
0.31%, 01/13/10	10,000,000	9,993,714
0.30%, 01/20/10	5,000,000	4,996,667
0.30%, 01/22/10	15,000,000	14,989,921
1.05%, 02/17/10	5,000,000	5,001,893
0.27%, 02/24/10	10,000,000	9,991,407
0.22%, 03/24/10	20,000,000	19,982,522
0.20%, 04/07/10	4,006,000	4,002,505
		93,980,277
Federal Home Loan Mortgage Corp. – 20.6%
Federal Home Loan Mortgage Corp.
0.25%, 11/16/09	8,000,000	7,999,167
0.30%, 01/25/10	15,000,000	14,989,375
0.14%, 02/04/10 (d)	4,000,000	4,000,000
0.30%, 02/08/10	15,000,000	14,987,831
3.13%, 02/12/10	6,000,000	6,048,393
0.26%, 02/22/10	13,000,000	12,989,595
0.24%, 03/01/10	15,000,000	14,988,000
0.21%, 03/15/10	18,000,000	17,986,265
0.21%, 03/22/10	10,000,000	9,991,971
0.24%, 03/23/10	10,000,000	9,990,533
0.24%, 03/29/10	10,000,000	9,990,388
0.18%, 03/30/10	5,000,000	4,996,275
0.25%, 03/31/10	25,300,000	25,274,173
0.20%, 04/07/10	10,000,000	9,991,278
0.20%, 04/19/10	10,000,000	9,990,611
		174,213,855
Federal National Mortgage Association - 11.2%
Federal National Mortgage Association
0.18%, 11/12/09	8,200,000	8,199,562
0.30%, 01/05/10	6,000,000	5,996,749
0.29%, 02/10/10	15,000,000	14,987,796
0.21%, 03/10/10	10,000,000	9,992,475
0.21%, 03/17/10	25,000,000	24,980,639
0.20%, 03/31/10	15,000,000	14,987,500
0.20%, 04/14/10	15,000,000	14,986,333
		94,131,054
Floating Rate Notes – 1.0%
Procter & Gamble Co., 0.29%, 05/07/10 (d)	1,415,000	1,415,000
Procter & Gamble International Funding SCA,
0.53%, 02/08/10 (d)	2,400,000	2,400,000
Toyota Motor Credit Corp., 1.53%, 01/29/10 (d)	4,833,000	4,833,160
		8,648,160
Mutual Funds - 0.0%
JPMorgan Prime Money Market Fund, 0.12% (e)	73,821	73,821

Repurchase Agreements - 11.4%
Repurchase Agreement with Bank of America Securities, 0.08% (Collateralized by $46,899,900
Government National Mortgage Association, 5.00%, due 08/15/39, value $48,751,659, and
$25,145,709 Government National Mortgage Association, 6.00%, due 09/15/39, value
$25,504,342) acquired on 10/30/09, due 11/02/09 at $72,800,485	72,800,000	72,800,000
Repurchase Agreement with Barclays Capital,
0.07% (Collateralized by $9,247,700 US Treasury Bond, 6.88%, due 08/15/25, value
$12,240,056) acquired on 10/30/09, due 11/02/09 at $12,000,070	12,000,000	12,000,000
Repurchase Agreement with UBS Securities, 0.07%
(Collateralized by $6,850,979 Federal National Mortgage Association, 5.00%, due 01/01/39,
value $5,817,451, and $6,780,000 Federal National Mortgage Association, 6.00%, due
11/01/38, value $5,916,035) acquired on 10/30/09, due 11/02/09 at $11,500,067	11,500,000	11,500,000
		96,300,000

Total Short Term Investments (cost $844,064,419)		844,064,419

Total Investments - 100.0% (cost $844,064,419)		844,064,419
Other Assets and Liabilities, Net - 0.0%		141,186
Total Net Assets - 100.0%		$ 844,205,605

See accompanying Notes to Financial Statements.

JNL® Investors Series Trust
Notes to the Schedules of Investments
October 31, 2009

(a)	Investment in affiliate.
(b)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(c)	Investment purchased on a when-issued basis. As of October 31, 2009, the total cost of investments purchased on a when-issued basis for the JNL/PPM America Total Return Fund was $1,321,135.
(d)	Variable rate security. Rate stated was in effect as of October 31, 2009.
(e)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2009.
(f)	Security is restricted as to public resale. See restricted securities note below.
(g)	Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor.
(h)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(i)	Security fair valued in good faith in accordance with the procedures established by the Trust's Board of Trustees. Fair valued securities may be classified as Level 2 or Level 3 for Financial
Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurements and Disclosures" based on the applicable valuation inputs. See FASB
ASC Topic 820 "Fair Value Measurements and Disclosures" in these Notes to the Schedules of Investments.
(j)	Illiquid security. At October 31, 2009, the aggregate value of illiquid securities and percentage of net assets were as follows: JNL/PPM America Total Return Fund, $67,768 - 0.3%.
(k)	Rule 144A or Section 4(2) liquid security, the Fund has deemed this security to be liquid based on procedures approved by the Trust's Board of Trustees. As of October 31, 2009, the value of
Rule 144A and Section 4(2) securities determined to be liquid was as follows: JNL/PPM America Total Return Fund $5,653,913 and JNL Money Market Fund $133,932,162.

Abbreviations:
TBA - To Be Announced (Securities purchased on a when-issued basis)

Investments in affiliates - See Note 4 in the Notes to the Financial Statements for further discussion of affiliated investments. The following table reflects the JNL/PPM America Total Return Fund's investment in the JNL Money Market Fund, an affiliate of the Fund, for the period ended October 31, 2009.  Purchase proceeds and sales are not shown for this investment. There was no realized gain or loss relating to transactions for this investment during the period ended October 31, 2009.

Value		Value	Dividend
Beginning	Amortized Cost	End	Income
of Period	End of Period	of Period	Received
$ -	$ 1,835,284	$ 1,835,284	$ 14,608

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended. The following table details the restricted security held by the JNL/PPM America Total Return Fund at October 31, 2009:

			Value
	Acquisition		End	Percent of
	Date	Cost	of Period	Net Assets
Wolseley Plc - Private Placement, 5.32%, 11/17/20	08/31/2009	$ 65,212	$ 67,768	0.3%

Schedule of Open Futures Contracts:

		Unrealized
	Contracts	Appreciation/
JNL/PPM America Total Return Fund	Short	(Depreciation)
U.S. Treasury Note Future, 5-Year
Expiration December 2009	5	$ (2,678)
U.S. Treasury Note Future, 10-Year
Expiration December 2009	5	(756)
U.S. Treasury Bond Future, 20-Year
Expiration December 2009	1	2,749
		$ (685)

Summary of Investments by Sector (as a percentage of total investments):

	JNL/PPM
	America	JNL
	Total Return	Money Market
Sector	Fund	Fund
Consumer Discretionary	5.0%	-
Consumer Staples	3.2	-
Energy	3.9	-
Financials	20.0	-
Health Care	0.8	-
Industrials	4.9	-
Materials	9.4	-
Telecommunication Services	2.8	-
Utilities	2.3	-
Government Securities	3.4	-
Non-U.S. Government Agency
Asset-Backed Sercurities	12.3	-
U.S Government Agency
Mortgage-Backed Securities	24.7	-
Other Short Term Securities	7.3	100.0%
Total	100.0%	100.0%

See accompanying Notes to Financial Statements.

JNL® Investors Series Trust
Notes to the Schedules of Investments (continued)
October 31, 2009

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ("ASC") Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.   Various inputs are used in determining the value of a Fund’s investment under FASB Topic 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds or securities lending collateral funds valued at net asset value ("NAV").  Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities priced by pricing services and securities subject to corporate actions.  Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including Jackson National Asset Management LLC's ("Adviser") own assumptions in determining the fair value of the investment.  Level 3 valuations include securities that are priced based on broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued securities or securities for which reliable quotes are not available.   Inputs used to determine the fair value of Level 3 securities include security specific inputs such as broker quotes, credit quality, credit ratings, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.   Please see Note 2 in the Notes to the Financial Statements for security valuation accounting policies.

The following table summarizes each Fund's investments in securities and other financial instruments as of October 31, 2009 by valuation level.

	Assets as of October 31, 2009 by Level:
	Investments in Securities
	Level 1	Level 2	Level 3	Total
JNL/PPM America Total Return Fund
Common Stock	$ 50,180	$ -	$ -	$ 50,180
Corporate Bond and Notes	-	12,884,050	318,469	13,202,519
Non-U.S. Government Agency ABS	-	3,117,324	-	3,117,324
Government and Agency Obligations	-	7,121,930	-	7,121,930
Short Term Investments	1,835,284	-	-	1,835,284
Fund Total	$ 1,885,464	$ 23,123,304	$ 318,469	$ 25,327,237
JNL Money Market Fund
Short Term Investments	$ 73,821	$ 843,990,598	$ -	$ 844,064,419

	Assets as of October 31, 2009 by Level:				Liabilities as of October 31, 2009 by Level:
	Investments in Other Financial Instruments1				Investments in Other Financial Instruments1
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/PPM America Total Return Fund
Open Future Contracts	$ 2,749	$ -	$ -	$ 2,749	$ (3,434)	$ -	$ -	$ (3,434)

  1 Investments in other financial instruments include futures contracts which are reflected at the unrealized appreciation/(depreciation) on the contract.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Change In Unreal-
				Total				ized Appreciation
	Balance At	Transfers	Transfers	Realized and			Balance At	for Level 3
	Beginning of	Into	Out	Unrealized	Net	Net	End of	Investments Held
	Period	Level 3	of Level 3	Gain	Purchases	(Sales)	Period	at End of Period
JNL/PPM America Total Return Fund
Corporate Bond and Notes	$ -	$ -	$ -	$ 4,589	$ 313,880	$ -	$ 318,469	$ 4,589

See accompanying Notes to Financial Statements.

JNL® Investors Series Trust
Statements of Assets and Liabilities
October 31, 2009

	JNL/PPM
	America	JNL
	Total Return	Money Market
Assets	Fund	Fund

Investments - unaffiliated, at value (a)	$ 23,491,953	$ 747,764,419
Investments - affiliated, at value (b)	1,835,284	-
Repurchase agreements (a)	-	96,300,000
Total investments, at value (c)	25,327,237	844,064,419
Cash	15,631	-
Receivables:
Investment securities sold	946,409	-
Deposits with brokers	23,146	-
Dividends and interest	241,586	373,514
Other assets	-	2,123
Total assets	26,554,009	844,440,056

Liabilities
Cash overdraft	-	4,408
Payables:
Advisory fees	10,082	141,327
Administrative fees	2,016	-
Investment securities purchased	2,609,486	-
Dividends	-	67,142
Trustee fees	272	13,047
Variation margin	8,894	-
Other accrued expenses	94	8,527
Total liabilities	2,630,844	234,451
Net assets	$ 23,923,165	$ 844,205,605

Net assets consist of:
Paid-in capital	$ 20,000,000	$ 844,173,419
Undistributed net investment income	770,498	-
Accumulated net realized gain	1,399,375	32,186
Net unrealized appreciation on
investments and foreign currency	1,753,292	-
	$ 23,923,165	$ 844,205,605

Shares outstanding (no par value),
unlimited shares authorized	2,003,988	844,173,419
Net asset value per share	$ 11.94	$ 1.00

(a) Investments - unaffiliated, at cost	$ 21,737,976	$ 844,064,419
(b) Investments - affiliated, at cost	1,835,284	-
(c) Total investments, at cost	$ 23,573,260	$ 844,064,419

See accompanying Notes to Financial Statements.

JNL® Investors Series Trust
Statements of Operations
For the Year Ended October 31, 2009

	JNL/PPM
	America	JNL
	Total Return	Money Market
Investment income	Fund (b)	Fund
Dividends (a)	$ 21,103	$ 17,175
Interest	891,779	4,262,244
Securities lending	199	-
Total investment income	913,081	4,279,419

Expenses
Advisory fees	111,344	1,184,482
Administrative fees	17,625	-
Legal fees	206	6,660
Trustee fees	694	20,708
Audit fees	11,985	-
Custody fees	191	279
Other expenses	538	15,555
Total expenses	142,583	1,227,684
Net investment income	770,498	3,051,735

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	1,408,468	40,671
Futures contracts	(9,093)	-
Net change in unrealized appreciation (depreciation) on:
Investments	1,753,977	-
Futures contracts	(685)	-
Net realized and unrealized gain	3,152,667	40,671

Net increase in net assets from operations	$ 3,923,165	$ 3,092,406

(a) Dividends from affiliated investments	$ 14,807	$ -
(b) Period from December 29, 2008 (commencement of operations)

See accompanying Notes to Financial Statements.

JNL® Investors Series Trust
Statements of Changes in Net Assets

	For the Period Ended		For the Year Ended October 31,
	October 31, 2009		2009	2008
	JNL/PPM
	America
	Total Return
Operations	Fund (a)		JNL Money Market Fund
Net investment income	$ 770,498		$ 3,051,735	$ 17,585,681
Net realized gain	1,399,375		40,671	173,832
Net change in unrealized appreciation (depreciation)	1,753,292		-	-
Net increase in net assets from
operations	$ 3,923,165		$ 3,092,406	$ 17,759,513

Distributions to shareholders
From net investment income
Class A	-		(3,051,735)	(17,610,243)
From net realized gains
Class A	-		(157,755)	-
Total distributions to shareholders	-		(3,209,490)	(17,610,243)

Share transactions¹
Proceeds from the sale of shares
Class A	39,605,800		8,874,368,960	11,296,287,021
Class C	4,000,000		-	-
Cost of shares redeemed
Class A	(18,884,404)		(8,534,979,890)	(11,332,805,738)
Class C	(4,721,396)		-	-
Net increase (decrease) in net assets from
share transactions	20,000,000		339,389,070	(36,518,717)

Net increase (decrease) in net assets	23,923,165		339,271,986	(36,369,447)

Net assets beginning of period	-		504,933,619	541,303,066

Net assets end of period	$ 23,923,165		$ 844,205,605	$ 504,933,619

Undistributed net investment income	$ 770,498		$ -	$ -
(a) Period from December 29, 2008 (commencement of operations)
¹Share transactions
Shares sold
Class A	3,607,078		8,874,368,960	11,296,287,021
Class C	400,797		-	-
Shares redeemed
Class A	(1,603,090)		(8,534,979,890)	(11,332,805,738)
Class C	(400,797)		-	-
Net increase
Class A	2,003,988		339,389,070	(36,518,717)

Class C	-		-	-
Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 145,733,028	(b)	$ -	$ -
Proceeds from sales of securities	125,424,863	(b)	-	-

(b) Amounts include $75,760,249 and $66,289,027 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL® Investors Series Trust
Financial Highlights

		Increase (Decrease) from				Distributions from							Ratio of Net
	Net Asset	Investment Operations (b)				Net Realized						Ratio of	Investment
	Value,	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset	Supplemental Data				Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	Net Assets,	Portfolio		Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (c)	End of Period	Turnover		Assets (d)	Net Assets (d)
JNL/PPM America Total Return Fund (e)

12/29/2008 (a) - 10/31/2009	$ 10.00	$ 0.40	$ 1.54	$ 1.94	$ -	$ -	$ 11.94	19.40%	$ 23,923,165	476%	(f)	0.80%	4.39%

JNL Money Market Fund

10/31/2009	1.00	0.01	-	0.01	(0.01)	-	1.00	0.60	844,205,605	n/a		0.21	0.49
10/31/2008	1.00	0.03	-	0.03	(0.03)	-	1.00	3.12	504,933,619	n/a		0.21	3.14
10/31/2007	1.00	0.05	-	0.05	(0.05)	-	1.00	5.23	541,303,066	n/a		0.21	5.10
10/31/2006	1.00	0.05	-	0.05	(0.05)	-	1.00	4.74	300,960,318	n/a		0.22	4.66

(a)  Commencement of operations.
(b)  Calculated using the average shares method.
(c)  Total Return assumes reinvestment of all distributions for the period.  Total Return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Class C shares were discontinued during the period and are not presented in these Financial Highlights.
(f) Portfolio turnover including dollar roll transactions for JNL/PPM America Total Return Fund was 647% in 2009.

See accompanying Notes to Financial Statements.

JNL ® Investors Series Trust
Notes to Financial Statements

NOTE 1.  ORGANIZATION
The JNL Investors Series Trust (“Trust”) was organized under the laws of Massachusetts, by a Declaration of Trust, dated July 28, 2000.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (“1940 Act”), and the Securities Act of 1933, as amended, (“1933 Act”) as an open-end management investment company issuing its shares in various series.  Each series is known as a “Fund” (collectively, “Funds”) and represents a distinct portfolio with its own investment objectives and policies.  The Trust currently consists of two (2) separate Funds, the JNL/PPM America Total Return Fund, for which PPM America, Inc. serves as the sub-adviser, and the JNL Money Market Fund, for which Wellington Management Company, LLP serves as sub-adviser.  The JNL/PPM America Total Return Fund and the JNL Money Market Fund are diversified investment companies as defined in the 1940 Act.

Effective September 28, 2009, the name of the JNL/PPM America Total Return Fund was changed from the Jackson Perspective Total Return Fund and the Fund discontinued Class C shares.  The JNL/PPM America Total Return Fund presently offers one class of shares, Class A, which are not currently offered to retail investors.  The JNL Money Market Fund offers an Institutional Class of shares.  Institutional Class shares are not sold to retail investors.

Jackson National Asset Management, LLC ("JNAM" or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson"), serves as investment adviser to each of the Funds.  The Adviser is a wholly owned subsidiary of Jackson, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.  At October 31, 2009, affiliated investment companies owned 100% of the outstanding capital shares of the JNL Money Market Fund.  The Prudential Assurance Company Limited, an affiliate of Prudential plc, and Jackson owned 100% of the outstanding capital shares of the JNL/PPM America Total Return Fund.  At October 31, 2009, the shares owned of the JNL/PPM America Total Return Fund were as follows:

Class A shares
The Prudential Assurance Company Limited	2,003,888
Jackson	100

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed and consistently applied by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security is priced based on prices furnished by independent pricing services approved by the Trust’s Board of Trustees (“Board”) or (“Trustees”) and may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the closing bid price on the over-the-counter market.  Investments in mutual funds and the securities lending collateral funds are valued at the NAV per share determined as of the close of the NYSE on the valuation date.  All securities in the JNL Money Market Fund, as permitted by compliance with applicable provisions of Rule 2(a)-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost unless it is determined that such practice does not approximate market value.  Debt securities are generally valued by approved pricing services.  Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; and other data, as well as broker quotes.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system.  Exchange traded futures contracts are valued at the last sales price as of the close of business on the local exchange.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures adopted by the Board.  Situations that may require an investment to be fair valued include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets.  Under the procedures adopted by the Board, the Adviser may rely on pricing services or other sources to assist in determining the fair value of an investment.  Factors considered to determine fair value may include: the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of an investment is the amount the owner of such investment might reasonably expect to receive upon its current sale.

Please see Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure” in the Notes to the Schedule of Investments for expanded disclosure of fair value measurements.

JNL ® Investors Series Trust
Notes to Financial Statements (continued)

Distributions to Shareholders – The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  The JNL/PPM  America Total  Return Fund  generally  declares  and  pays dividends from net investment income annually, but may  pay more frequently to avoid excise tax.  The JNL Money Market Fund declares dividends daily and pays dividends monthly.  Distributions of net realized capital gains, if any, will be distributed at least annually.  Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Expenses – Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Federal Income Taxes – Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute income and capital gains in amounts that will avoid federal income and excise taxes.  Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Guarantees and Indemnifications – Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, certain of the Funds’ contracts with service providers contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions and Investment Income - Security transactions are recorded on the trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.  Interest income, including level-yield amortization of discounts and premiums, is accrued daily.  A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.  Realized gains and losses are determined on the specific identification basis.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 3.  SECURITIES AND OTHER INVESTMENTS
Futures Contracts – A Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives.  A Fund may use futures contracts to manage its exposure to or hedge against changes in interest rates or as an efficient means of adjusting overall exposure as part of its investment strategy.  Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount, known as the "initial margin”.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments, known as the "variation margin", are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin reflected in the Statements of Assets and Liabilities.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, there is minimal counterparty risk to a Fund since futures are exchange traded and the exchange’s clearing house, as counterparty to all exchange traded futures, guarantees the future contracts against default.

Securities Loaned – The JNL/PPM America Total Return Fund may lend securities to certain brokers, dealers or other financial institutions in order to earn additional income.  The borrowers pay the Fund’s securities lending agent negotiated lender fees and the Fund receives a fee equal to a percentage of the negotiated lender fees and the net income generated by the collateral held during each lending transaction.  The securities lending agent is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral at least equal to the value of the securities loaned based on the previous day’s market value of the securities loaned, marked to market daily.  Any shortfalls are adjusted the next business day.  In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights.  In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.  The Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

On August 31, 2009, J.P. Morgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) began to provide securities lending services to the Fund and the Fund participated in the securities lending program from August 31, 2009 to September 29, 2009.  The cash collateral was invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser.  Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act, it typically invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2(a)-7 under the 1940 Act, which governs money market funds.  At October 31, 2009, the JNL/PPM America Total Return Fund was not participating in the securities lending program.

Repurchase Agreements - A Fund may invest in repurchase agreements.  A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally a bank or broker-dealer, to repurchase that security back from the Fund at a specified price and date or upon demand.  The underlying securities used as collateral for all repurchase agreements are held in safekeeping at the Fund’s Custodian or designated subcustodians under triparty repurchase agreements.  The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest.  Procedures for all repurchase agreements have been designed to monitor that the daily market value of the

JNL ® Investors Series Trust
Notes to Financial Statements (continued)

collateral is in excess of the repurchase agreement in the event of default.  In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale.  Sometimes these securities are referred to as “private placements”.  Unregistered securities may be deemed “illiquid” because there is no readily available market for the sale of the securities.  These securities are generally valued by approved pricing services.  Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds.  The Funds have no right to require registration of unregistered securities.

U.S. Government Agencies or Government-Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises.  U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors who are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, office or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock.  The U.S. Treasury announced the creation of a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC.  Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

When-Issued and Delayed Delivery Transactions - A Fund may purchase securities on a when-issued or delayed delivery basis.  On the trade date, the Fund records purchases of when-issued securities and reflects the values of such securities in determining the Fund’s NAV in the same manner as other portfolio securities.  Income is not accrued until settlement date.  The Adviser identifies liquid assets in a sufficient amount to meet the purchase price.

NOTE 4.  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES
The Trust has an investment advisory agreement with JNAM, whereby JNAM provides investment management services.  Each Fund pays JNAM an annual fee, accrued daily and payable monthly, based on a specified percentage of the average daily net assets of each Fund.  A portion of this fee is paid by JNAM to the sub-advisers as compensation for their services.  Prior to September 28, 2009 the JNL/PPM America Total Return Fund was obligated to pay JNAM 0.65% for net assets up to $500 million and 0.60% for net assets over $500 million.  Effective September 28, 2009, the JNL/PPM America Total Return Fund is obligated to pay JNAM 0.50% for net assets up to $1 billion and 0.45% for net assets over $1 billion.  The JNL Money Market Fund is obligated to pay JNAM 0.20% for net assets up to $750 million and 0.18% for net assets over $750 million.

Administrative Fee – JNAM also serves as the Administrator to the Funds.  In addition to the investment advisory fee, the JNL/PPM America Total Return Fund pays JNAM an Administrative Fee of 0.10% of the average daily net assets of the Fund.  In return for the Administrative Fee, JNAM provides fund accounting and administrative functions for the Trust and the Fund.  JNAM provides or procures most of the necessary administrative functions and services for the operations of the JNL Money Market Fund at no additional cost.  In accordance with the Administration Agreement, JNAM is responsible for payment of the following JNL Money Market Fund expenses: fund accounting, shareholder reporting, shareholder servicing, certain legal, insurance, custody, audit, and tax fees.  Additionally, JNAM provides transfer agency services and Jackson National Life Distributors LLC (“JNLD”) provides distribution services at no additional cost to the Funds.

Rule 12b-1 Fees - The JNL/PPM America Total Return Fund adopted a Distribution Plan under the provisions of Rule 12b-1 of the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of the Fund’s Class A shares.  JNLD is the principal underwriter of the Fund, with responsibility for promoting sales of Fund shares.  JNLD is a wholly-owned subsidiary of Jackson and an affiliate of JNAM.  The Fund is subject to a Rule 12b-1 Fee in the amount of 0.20% for Class A shares in the event the Fund is offered for sale to the public.  The Fund is not presently offered for sale to the public and does not currently pay a Rule 12b-1 Fee.  Institutional Class shares of JNL Money Market Fund have no 12b-1 fees.

JNL ® Investors Series Trust
Notes to Financial Statements (continued)

Deferred Compensation Plan - The Funds adopted a Deferred Compensation Plan whereby non-interested Trustees may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested in shares of one or more of the  Funds at the  discretion of  the applicable Trustee.  These amounts represent general,  unsecured liabilities of the Funds  and vary according to the total returns of the Funds selected by participating Trustees.  Liabilities related to deferred balances are included in Trustee fees payable in the Statements of Assets and Liabilities.  Expenses associated with deferred balances are included in Trustee fees set forth in the Statements of Operations.

Investments in Affiliates - During the period ended October 31, 2009, the JNL/PPM America Total Return Fund invested in the Securities Lending Cash Collateral Fund LLC and the JNL Money Market Fund.   JNAM serves as the Administrator for the Securities Lending Cash Collateral Fund LLC.  The JNL Money Market Fund is advised by JNAM and offered as a cash management tool to the JNL/PPM America Total Return Fund and is not available for direct purchase by members of the public.  The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities and the associated income is disclosed separately in the Statements of Operations.

NOTE 5.  FEDERAL INCOME TAX MATTERS
The following information is presented on an income tax basis.  The primary differences in the amounts reported for financial statement and tax purposes are attributable to timing differences in recognizing gains and losses in investment transactions related to futures contracts and wash sales.  As of October 31, 2009, the cost of investments, the components of net unrealized appreciation/(depreciation), undistributed net ordinary income and undistributed net long-term capital gains were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gains
JNL/PPM America Total Return Fund	$23,573,445	$1,778,510	$(24,718)	$1,753,792	$2,169,591	$-
JNL Money Market Fund	844,064,419	-	-	-	43,695	-

*Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

To the extent there are differences between the amounts recognized for book-basis and federal tax-basis that are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following: expired capital loss carryforwards, market discount or paydown reclassifications, net operating losses, accounting treatment of notional principal contracts and distribution adjustments.  There were no reclassifications required for the period ended October 31, 2009.

The JNL/PPM America Total Return Fund did not pay any distributions from net ordinary income or net long-term capital gains during the period ended October 31, 2009.  The JNL Money Market Fund paid distributions of $3,209,490 and $17,610,243 from net ordinary income for the tax years ended October 31, 2009 and October 31, 2008, respectively.

At October 31, 2009, the Funds did not have any capital loss carryovers for U.S. Federal income tax purposes.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2007, 2008 and 2009 that remain subject to examination by the Internal Revenue Service.  These returns are not subject to examination by any other tax jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, noted no provision for federal income tax was required in the Funds’ financial statements during the year ended October 31, 2009.

NOTE 6.  RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB released Statement on Financial Accounting Standards (“SFAS”) No. 161, “Disclosures about Derivative Instruments and Hedging Activities”.  During 2009, FASB codified the standard under FASB ASC Topic 815, “Derivatives and Hedging".  FASB Topic ASC 815 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value and gains and losses on derivative instruments, and disclosures about credit risk related contingent features in derivative agreements.  The application of FASB ASC Topic 815 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.  Management has determined that FASB ASC Topic 815 requires enhanced disclosure in the financial statements, but will not otherwise impact the financial statements.

NOTE 7.  SUBSEQUENT EVENTS
Management has evaluated subsequent events for the Funds through December 17, 2009, the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
JNL Investors Series Trust:

We have audited the accompanying statements of assets and liabilities of JNL Money Market Fund and JNL/PPM America Total Return Fund (the “Funds”) (series of JNL Investors Series Trust), including the schedules of investments, as of October 31, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period indicated herein, and the financial highlights for each of the years or period indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2009, the results of their operations, changes in their net assets and the financial highlights for each of the years or period indicated herein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

December 17, 2009

Disclosure of Fund Expenses (Unaudited)

Shareholders normally incur ongoing costs, which include costs for portfolio management, administrative services, 12b-1 fees and other daily operating expenses. The 12b-1 fees are not reflected in the table below because these Funds are not currently offered to retail investors and do not charge 12b-1 fees.  Operating expenses such as these are deducted from the Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. The information in this section can be used to compare each Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds disclose the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return

	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	4/30/2009	10/31/2009	Ratios	Period	4/30/2009	10/31/2009	Ratios	Period

JNL/PPM America Total Return Fund
Class A	$1,000.00	$1,145.90	0.79%	$ 4.27	$1,000.00	$1,017.33	0.79%	$ 4.02
JNL Money Market Fund
Class A	1,000.00	1,001.00	0.21	1.06	1,000.00	1,023.14	0.21	1.07

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period).

Additional Disclosures

Quarterly Portfolio Holdings
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the Registrant by calling the Fund toll-free at 1-866-255-1935.

Proxy Voting Guidelines
The Funds’ Board has delegated proxy voting responsibility to JNAM, and in turn JNAM has delegated proxy voting responsibility to the sub-advisers.  The sub-advisers are responsible for exercising the voting rights associated with the securities purchased and/or held by the Funds.  A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 are available (1) without charge, upon request by calling 1-866-255-1935 and (2) on the SEC’s website at www.sec.gov.

Trustees And Officers the Trust

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Interested Trustee
Mark D. Nerud (43) 1 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/07 to present) President and Chief Executive Officer (12/06 to present)	94
Principal Occupation(s) During Past 5 Years:
President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to 11/03) (1/07 to present); President and CEO of other Investment Companies advised by the Adviser (12/06 to present); Vice President (8/97 to 12/06), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

Other Directorships Held by Trustee: None

Disinterested Trustees
Michael Bouchard (53) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/03 to present)	94
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/99 to present)

Other Directorships Held by Trustee: None

William J. Crowley, Jr. (64) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/07 to present)	94
Principal Occupation(s) During Past 5 Years: Managing Partner (Baltimore Office) – Arthur Andersen LLP (1995 to 2002); Board Member of various corporate boards (2002 to present)

Other Directorships Held by Trustee:
Director of Alpha Natural Resources; Director of Foundation Coal Holdings, Inc. (from 12/04 until 7/09 when the company was acquired); Director of Bio Veris Corporation (from 5/04 until 6/07 when the company was acquired); Director of Provident Bankshares Corporation (from 5/03 until 5/09 when the company was acquired)

Dominic D’Annunzio (71) 1 Corporate Way Lansing, MI 48951	Chairman of the Board 2 (2/04 to present) Trustee 2 (2/02 to present)	94
Principal Occupation(s) During Past 5 Years: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

Other Directorships Held by Trustee: None

Michelle Engler (51) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/03 to present)	94
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

Other Directorships Held by Trustee::
Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
James Henry, Ph.D. (70) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/07 to present)	94
Principal Occupation(s) During Past 5 Years: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to present)

Other Directorships Held by Trustee: None

Richard McLellan (67) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/94 to present)	94
Principal Occupation(s) During Past 5 Years:
Member, Dykema Gossett PLLC (Law Firm) (1973 to 2007); Senior Counsel, Dykema Gossett PLLC (2007 to present)
Adjunct Associate Professor, Michigan State University (2008 to present)

Other Directorships Held by Trustee: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)

William R. Rybak (58) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/07 to present)	94
Principal Occupation(s) During Past 5 Years: Board Member of various corporate boards (see below) (2002 to present)

Other Directorships Held by Trustee:
Chairman of the Board of Trustees of Lewis University; Member of the Board since 1982; Member of the Board of Directors of Howe Barnes Investments, Inc. since 2001; Member of the Boards of each of the Calamos Mutual Funds since 2002; Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta’s of Illinois; and Member of the Board since 2000

Patricia A. Woodworth (54) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/07 to present)	94
Principal Occupation(s) During Past 5 Years:
Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007)

Other Directorships Held by Trustee: None

1 Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of the Jackson National Asset Management, LLC.

2 The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Officers
Karen J. Buiter (44) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/08 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Assistant Vice President – Fund Reporting of the Adviser (4/08 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (12/08 to present); Treasurer of Henderson Global Funds (2/04 to 3/08); Assistant Controller of Code, Hennessy & Simmons LLC (2002 to 2004)

Other Directorships Held by Trustee: Not Applicable

Kelly L. Crosser (36) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/07 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Assistant Secretary of other Investment Companies advised by the Adviser (9/07 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/07 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/06 to 4/07): Senior Paralegal of Jackson National Life Insurance Company (6/04 to 2/06); Paralegal of Jackson National Life Insurance Company (7/01 to 6/04)

Other Directorships Held by Trustee: Not Applicable

Steven J. Fredricks (39) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/05 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present); Attorney of Jackson National Life Insurance Company (2/02 to 1/05)

Other Directorships Held by Trustee: Not Applicable

Danielle A. Hernandez (29) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (12/07 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Compliance Analyst of the Adviser (08/06 to present); Administrative Assistant of the Adviser (12/05 to 08/06); Executive Assistant at the U.S. House of Representatives, Washington, D.C. (2002 to 2005)

Other Directorships Held by Trustee: Not Applicable

Daniel W. Koors (39) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/06 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Vice President of the Adviser (1/09 to present) and Chief Financial Officer of the Adviser (1/07 to present); Vice President of the Adviser (1/07 to 12/08); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006)

Other Directorships Held by Trustee: Not Applicable

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Officers
Michael Piszczek (52) 1 Corporate Way Lansing, MI 48951	Vice President (11/07 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Vice President of other Investment Companies advised by the Adviser (11/07 to present); Assistant Vice President – Tax of the Adviser (11/07 to present); Assistant Vice President – Nuveen Investments (4/99 to 8/07); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/99 to 8/07)

Other Directorships Held by Trustee: Not Applicable

Susan S. Rhee (37) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/07 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Chief Legal Officer (7/04 to present) and Secretary (11/00 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (2/04 to present); Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present)

Other Directorships Held by Trustee: Not Applicable

Trustees and Officers of the Trust

The interested Trustee and the Officers of the Trust (other than the Chief Compliance Officer, as described below) or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers.  The following persons, who are disinterested Trustees of the Trust, and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the twelve-month period ended October 31, 2009.

Trustee	Aggregate Compensation from the Trust1	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Michael Bouchard	$3,272	$0	$0	$117,5004
William J. Crowley, Jr.	$3,269	$0	$0	$122,5005
Dominic D’Annunzio 3	$4,034	$0	$0	$150,0006
Michelle Engler	$3,285	$0	$0	$117,500
James Henry	$3,424	$0	$0	$122,500
Richard McLellan	$3,704	$0	$0	$132,500
William R. Rybak	$3,187	$0	$0	$114,000
Patricia Woodworth	$3,552	$0	$0	$137,5007
Steven J. Fredricks 2	$6,115	$0	$0	$223,634

1 The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex.  The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.  The total fees to all the independent Trustees are $1,014,000.
2 Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex.  The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.
3 Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee.  Therefore, he does not receive any compensation as a member of the Governance Committee.
4 Amount includes $5,875 deferred by Mr. Bouchard.
5 Amount includes $73,500 deferred by Mr. Crowley.
6 Amount includes $75,000 deferred by Mr. D’Annunzio.
7 Amount includes $137,500 deferred by Ms. Woodworth.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

JNL® INVESTORS SERIES TRUST
(“Trust”)

APPROVAL OF THE TRUST’S
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT

The Board of Trustees of the Trust (“Board”) oversees the management of the JNL Money Market Fund and, as required by law, determines annually whether to approve the Trust’s advisory agreement with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s sub-advisory agreement(s).

At a meeting on June 10-11, 2009, the Board, including all of the Independent Trustees, considered information relating to the Investment Advisory and Management Agreement with JNAM (“Advisory Agreement”), the investment sub-advisory agreement between JNAM and Wellington Management Company, LLP (“Sub-Advisory Agreement”).  In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Advisory Agreement and the Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board’s discussion, the Board approved the Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.

In reviewing the Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Trust, and the Independent Trustees were advised by independent legal counsel.  The Board considered the factors it deemed relevant: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) its profitability, including an analysis of the cost of providing services and comparative expense information, (4) whether economies of scale may be realized as each Fund grows and whether the fee structure reflects the economies of scale for each Fund’s investors, and (5) other benefits that may accrue to JNAM through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Advisory Agreement.

Before approving the Advisory Agreement and the Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Advisory Agreement and the Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the Fund and that the Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the  Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the Sub-Adviser.

For the Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Adviser pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Fund.  The Board also considered that JNAM would monitor the performance of the various organizations that would provide services to the Fund, including the Fund’s distributor, transfer agent, and custodian.  With respect to JNAM’s oversight of the Sub-Adviser, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Adviser.  The Board also considered the investment sub-advisory services to be provided by the Sub-Adviser.  The Board considered JNAM’s evaluation of the Sub-Adviser, as well as JNAM’s recommendations, based on its review of the Sub-Adviser, to approve the Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Fund and the Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Adviser’s portfolio managers who would be responsible for the day-to-day management of the Fund.  The Board reviewed information pertaining to JNAM’s and the Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and the Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Adviser from the Fund’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) the Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) the Fund is likely to benefit from the nature, extent and quality of the services to be provided by the Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Fund

The Board considered the performance of the Fund, including how the Fund performed versus the average performance of a group of comparable funds selected by an independent data service (“peer group”) and how the Fund performed versus its primary benchmark (“benchmark”) index.  The performance periods considered by the Board ended on December 31, 2008.  When available, the Board considered one-, five- and ten-year performance.

JNL Money Market Fund.  The Board considered that the Fund outperformed the peer group and its benchmark for the one-year period and since inception. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees to be paid to JNAM and the Fund’s Sub-Adviser.  For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers.  The Board also noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  Using information provided by an independent data service, the Board evaluated the Fund’s proposed advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered the Fund’s proposed sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of the Fund is set forth below:

JNL Money Market Fund.  The Board considered that the Fund’s advisory fees and sub-advisory fees are lower than the respective peer group averages.  The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.  The Board concluded that the advisory fees and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.  The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and the Sub-Adviser

In evaluating the benefits that may accrue to JNAM through its relationship with the Fund, the Board noted that JNAM and certain of its affiliates would serve the Fund in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Fund in connection with providing services to the Fund.  The Board considered that each service to be provided to the Fund by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically, as required by law.  The Board also noted that certain sub-advisers would pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund(s) that each of those sub-advisers would manage.  The Board considered JNAM’s assertion that those meetings would not yield a profit to the Fund’s distributor, and sub-advisers would not be required to participate in the meetings and recommendations to hire or fire sub-advisers would not be influenced by a sub-adviser’s willingness to participate in the meetings.

Supplement Dated September 30, 2009 To The Prospectus
Dated December 29, 2008

JNL® Investors Series Trust

Effective September 28, 2009, please change all references to Jackson Perspective Total Return Fund to JNL/PPM America Total Return Fund.

This Supplement is dated September 30, 2009.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named William J. Crowley, Jr. as an Audit Committee financial expert serving on its Audit Committee.  William J. Crowley, Jr. is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

In accordance with the terms of the Trust’s Amended and Restated Administration Agreement dated December 15, 2006, for the JNL Money Market Fund, JNAM, the Fund’s administrator, was responsible for the payment of all expenses associated with the annual audit and other required services of the independent registered public accounting firm, and all expenses associated with the preparation and filing of the tax returns.  Effective September 28, 2009, the Amended and Restated Administration Agreement was entered into by and between JNAM and the Trust, such that the Trust will also pay the aforementioned expenses for the JNL/PPM America Total Return Fund on a go-forward basis.  Prior to September 28, 2009, the JNL/PPM America Total Return Fund paid the aforementioned expenses.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended October 31, 2008, and October 31, 2009.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2008	$ 159,000	$ 15,205	$ 37,240	$ 0
2009*	$ 20,000	$ 6,155	$ 50,000	$ 0
* Certain Funds of the registrant were terminated during 2009, therefore, the audit and audit related fees are lower.

The above Audit-Related Fees for 2008 and 2009 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s Rule 17f-2 security counts.

The above Tax Fees for 2008 and 2009 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2008	$ 49,000	$ 0	$ 0
2009	$ 48,110	$ 0	$ 0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal control review pursuant to Statement of Auditing Standards No. 70 of the adviser and administrator of the registrant.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence.  The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser entities for the fiscal year ended October 31, 2008, was $101,445.  As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser entities for the fiscal year ended October 31, 2009, was $104,265.

(h) For the fiscal years ended October 31, 2008, and October 31, 2009, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Included as a part of the report to shareholders filed under Item 1.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)
The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures.  Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b)
There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) The Code of Ethics is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Investors Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 23, 2009

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	December 23, 2009

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant's Code of Ethics.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.